NEWS RELEASE

CONTACT:
CONMED Corporation
Todd W. Garner
Chief Financial Officer
727-214-2975
ToddGarner@conmed.com

CONMED Corporation Announces Fourth Quarter and Full-Year 2022 Financial Results

Largo, Florida, February 2, 2023 – CONMED Corporation (NYSE: CNMD) today announced financial results for the fourth quarter and full-year ended December 31, 2022.

Fourth Quarter 2022 Highlights

•	Fourth quarter 2022 sales significantly impacted by the implementation of new warehouse management software.
•	Sales of $250.9 million decreased 8.4% year over year as reported and 7.0% in constant currency. Acquisitions contributed approximately 460 basis points of growth.
•	Domestic revenue decreased 3.9% year over year.
•	International revenue decreased 13.8% year over year as reported and 10.6% in constant currency.
•	Diluted net earnings per share (GAAP) were $0.86, an increase of 14.7% compared to diluted net earnings per share (GAAP) of $0.75 in the fourth quarter of 2021.
•	Adjusted diluted net earnings per share(1) were $0.42, a decrease of 60.7% compared to adjusted diluted net earnings per share of $1.07 in the fourth quarter of 2021.

Full-Year 2022 Highlights

•	Sales of $1,045.5 million increased 3.4% year over year as reported and 4.6% in constant currency. Acquisitions contributed approximately 240 basis points of growth.
•	Domestic revenue increased 4.8% year over year.
•	International revenue increased 1.8% year over year as reported and 4.3% in constant currency.
•	Diluted net loss per share (GAAP) was $2.68, compared to diluted net earnings per share (GAAP) of $1.94 in 2021.
•	Adjusted diluted net earnings per share(1) were $2.65, a decrease of 17.4% compared to adjusted diluted net earnings per share of $3.21 in 2021.
•	Closed In2Bones transaction on June 13, 2022.
•	Closed Biorez transaction on August 9, 2022.

“We are disappointed that our fourth quarter results were significantly disrupted by the implementation of a new warehouse management system. We are shipping at or above historical daily rates, and we continue to work diligently to increase our efficiency and capacity,” commented Curt R. Hartman, CONMED’s Chair of the Board, President, and Chief Executive Officer. “I am pleased with our team’s accomplishments in 2022, including the acquisitions of In2Bones and Biorez, the closing of our convertible senior notes offering, and the continued work on new product innovation across the company. We enter 2023 focused on execution and delivery of revenue and earnings growth.”

2023 Outlook

The Company expects full-year 2023 reported revenue between $1.170 billion and $1.220 billion, which includes expected headwind from foreign exchange between 150 and 200 basis points. Adjusted diluted net earnings per share(2) is expected to be in the range of $3.20 to $3.45, which includes expected headwind from foreign exchange between $0.20 and $0.25.

Supplemental Financial Disclosures

(1) A reconciliation of reported diluted net income (loss) per share to adjusted diluted net earnings per share, a non-GAAP financial measure, appears below.

(2) Information reconciling forward-looking adjusted diluted net earnings per share to the comparable GAAP financial measures is unavailable to the company without unreasonable effort, as discussed below.

Conference Call

The Company’s management will host a conference call today at 4:30 p.m. ET to discuss its fourth quarter and full-year 2022 results.

To participate in the conference call via telephone, please click here to pre-register and obtain the dial-in number and passcode.

This conference call will also be webcast and can be accessed from the “Investors” section of CONMED's website at www.conmed.com. The webcast replay of the call will be available at the same site approximately one hour after the end of the call.

Consolidated Condensed Statements of Income (Loss)
(in thousands except per share amounts, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021

Net sales	$250,867	$273,971	$1,045,472	$1,010,635
Cost of sales	119,005	118,115	474,227	442,599
Gross profit	131,862	155,856	571,245	568,036
% of sales	52.6%	56.9%	54.6%	56.2%
Selling & administrative expense	120,737	107,279	454,039	414,754
Research & development expense	12,220	11,361	47,152	43,565
Income (loss) from operations	(1,095)	37,216	70,054	109,717
% of sales	-0.4%	13.6%	6.7%	10.9%
Interest expense	9,443	7,569	28,905	35,485
Other expense	—	—	112,011	1,127
Income (loss) before income taxes	(10,538)	29,647	(70,862)	73,105
Provision (benefit) for income taxes	(37,122)	5,203	9,720	10,563
Net income (loss)	$26,584	$24,444	$(80,582)	$62,542

Basic EPS	$0.87	$0.83	$(2.68)	$2.14
Diluted EPS	0.86	0.75	(2.68)	1.94

Basic shares	30,484	29,349	30,040	29,162
Diluted shares	30,931	32,769	30,040	32,216

Sales Summary
(in millions, unaudited)

	Three Months Ended December 31,
			% Change
						Domestic	International
	2022	2021	As Reported	Impact of Foreign Currency	Constant Currency	As Reported	As Reported	Impact of Foreign Currency	Constant Currency
Orthopedic Surgery	$115.2	$117.6	-2.0%	1.7%	-0.3%	15.0%	-11.7%	2.7%	-9.0%
General Surgery	135.7	156.4	-13.2%	1.2%	-12.0%	-11.5%	-16.9%	3.8%	-13.1%
	$250.9	$274.0	-8.4%	1.4%	-7.0%	-3.9%	-13.8%	3.2%	-10.6%

Single-use Products	$211.9	$222.8	-4.9%	1.4%	-3.5%	1.1%	-12.6%	3.3%	-9.3%
Capital Products	39.0	51.2	-23.7%	1.5%	-22.2%	-29.6%	-18.4%	2.8%	-15.6%
	$250.9	$274.0	-8.4%	1.4%	-7.0%	-3.9%	-13.8%	3.2%	-10.6%

Domestic	$142.8	$148.6	-3.9%	0.0%	-3.9%
International	108.1	125.4	-13.8%	3.2%	-10.6%
	$250.9	$274.0	-8.4%	1.4%	-7.0%

	Year Ended December 31,
			% Change
						Domestic	International
	2022	2021	As Reported	Impact of Foreign Currency	Constant Currency	As Reported	As Reported	Impact of Foreign Currency	Constant Currency
Orthopedic Surgery	$461.5	$438.4	5.3%	1.2%	6.5%	9.2%	3.0%	2.0%	5.0%
General Surgery	584.0	572.2	2.1%	1.0%	3.1%	3.0%	0.0%	3.2%	3.2%
	$1,045.5	$1,010.6	3.4%	1.2%	4.6%	4.8%	1.8%	2.5%	4.3%

Single-use Products	$874.9	$820.1	6.7%	1.1%	7.8%	8.3%	4.5%	2.6%	7.1%
Capital Products	170.6	190.5	-10.5%	1.1%	-9.4%	-13.7%	-7.6%	2.0%	-5.6%
	$1,045.5	$1,010.6	3.4%	1.2%	4.6%	4.8%	1.8%	2.5%	4.3%

Domestic	$579.0	$552.5	4.8%	0.0%	4.8%
International	466.5	458.1	1.8%	2.5%	4.3%
	$1,045.5	$1,010.6	3.4%	1.2%	4.6%

Reconciliation of Reported Net Income to Adjusted Net Income

(in thousands, except per share amounts, unaudited)

	Three Months Ended December 31, 2022
	Gross Profit	Selling & Administrative Expense	Operating Income (Loss)	Interest Expense	Other Expense	Tax Expense/ (Benefit)	Effective Tax Rate	Net Income	Basic EPS	Adjustments (7)	Diluted EPS
As reported	$131,862	$120,737	$(1,095)	$9,443	$—	$(37,122)	352.3%	$26,584		$—	$26,584
% of sales	52.6%	48.1%	-0.4%
EPS									$0.87		$0.86
Shares									30,484	447	30,931
Acquisition and integration costs(1)	2,096	(3,757)	5,853	—	—	12,873		(7,020)
Restructuring and related costs(2)	1,955	(786)	2,741	—	—	6,029		(3,288)
Software implementation costs(3)	—	(6,769)	6,769	—	—	14,889		(8,120)
Contingent consideration fair value adjustment(4)	—	(2,518)	2,518	—	—	5,538		(3,020)
	$135,913	$106,907	$16,786	$9,443	$—	$2,207		$5,136
Adjusted gross profit %	54.2%
Amortization(5)	$1,500	(7,228)	8,728	(1,506)	—	2,446		7,788
As adjusted		$99,679	$25,514	$7,937	$—	$4,653	26.5%	$12,924		$—	$12,924
% of sales		39.7%	10.2%
Adjusted diluted EPS											$0.42

Shares									30,484	447	30,931
Convertible note hedges(6)											—
Adjusted diluted shares											30,931

	Three Months Ended December 31, 2021
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Other Expense	Tax Expense	Effective Tax Rate	Net Income	Basic EPS	Adjustments (7)	Diluted EPS
As reported	$155,856	$107,279	$37,216	$7,569	$—	$5,203	17.6%	$24,444		$—	$24,444
% of sales	56.9%	39.2%	13.6%
EPS									$0.83		$0.75
Shares									29,349	3,420	32,769
	$155,856	$107,279	$37,216	$7,569	$—	$5,203		$24,444
Adjusted gross profit %	56.9%
Amortization(5)	$1,500	(6,811)	8,311	(3,386)	—	2,744		8,953
As adjusted		$100,468	$45,527	$4,183	$—	$7,947	19.2%	$33,397		$—	$33,397
% of sales		36.7%	16.6%
Adjusted diluted EPS											$1.07

Shares									29,349	3,420	32,769
Convertible note hedges(6)											(1,446)
Adjusted diluted shares											31,323

(1) In 2022, the Company incurred inventory step-up adjustments associated with the acquisition of In2Bones Global, Inc. and consulting fees, legal fees and other integration related costs associated with the acquisitions of In2Bones Global, Inc. and Biorez, Inc.

(2) In 2022, the Company incurred consulting fees related to an operational cost improvement initiative and severance related to the elimination of certain positions.

(3) In 2022, the Company incurred incremental freight, professional fees and other costs related to the implementation of a warehouse management software.

(4) In 2022, the Company incurred expense related to the fair value adjustment of contingent consideration.

(5) Includes amortization of intangible assets, deferred financing fees and debt discount.

(6) Non-GAAP adjusted dilutive weighted average shares outstanding exclude dilution that is expected to be offset by the Company’s convertible notes hedge transactions.

(7) The Company adopted ASU 2020-06, effective January 1, 2022. As a result of the adoption, the Company is required to compute diluted EPS using the if-converted method. Under the if-converted method, the numerator is adjusted for interest expense applicable to its convertible notes (net of tax) and the denominator includes additional common shares assuming conversion premium and principal portion of the notes (when permitted or required) are settled in shares.  Subsequent to June 6, 2022, the Company is required to settle the principal value of its convertible notes in cash.

 Reconciliation of Reported Net Income (Loss) to Adjusted Net Income

 (in thousands, except per share amounts, unaudited)

	Year Ended December 31, 2022
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Other Expense	Tax Expense/ (Benefit)	Effective Tax Rate	Net Income (Loss)	Basic EPS	Adjustments (11)	Diluted EPS
As reported	$571,245	$454,039	$70,054	$28,905	$112,011	$9,720	-13.7%	$(80,582)		$—	$(80,582)
% of sales	54.6%	43.4%	6.7%
EPS									$(2.68)		$(2.68)
Shares									30,040	—	30,040
Acquisition and integration costs(1)	4,540	(10,063)	14,603	—	—	46,965		(32,362)
Legal matters(2)	—	(775)	775	—	—	(462)		1,237
Restructuring and related costs(3)	1,955	(786)	2,741	—	—	6,029		(3,288)
Software implementation costs(4)	—	(6,769)	6,769	—	—	14,889		(8,120)
Contingent consideration fair value adjustment(5)	—	(2,518)	2,518	—	—	5,538		(3,020)
Convertible notes premium on extinguishment(6)	—	—	—	—	(103,125)	(61,521)		164,646
Change in fair value of convertible notes hedges upon settlement(7)	—	—	—	—	(5,460)	(3,257)		8,717
Loss on early extinguishment of debt(8)	—	—	—	—	(3,426)	(2,044)		5,470
	$577,740	$433,128	$97,460	$28,905	$—	$15,857		$52,698
Adjusted gross profit %	55.3%
Amortization(9)	$6,000	(27,791)	33,791	(4,910)	—	9,381		29,320
As adjusted		$405,337	$131,251	$23,995	$—	$25,238	23.5%	$82,018		$2,978	$84,996
% of sales		38.8%	12.6%
Adjusted diluted EPS											$2.65

Shares									30,040	2,656	32,696
Convertible note hedges(10)											(578)
Adjusted diluted shares											32,118

	Year Ended December 31, 2021
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Other Expense	Tax Expense	Effective Tax Rate	Net Income	Basic EPS	Adjustments (11)	Diluted EPS
As reported	$568,036	$414,754	$109,717	$35,485	$1,127	$10,563	14.4%	$62,542		$—	$62,542
% of sales	56.2%	41.0%	10.9%
EPS									$2.14		$1.94
Shares									29,162	3,054	32,216
Restructuring and related costs (3)	—	(414)	414	—	—	109		305
Loss on early extinguishment of debt(8)	—	—	—	—	(1,127)	281		846
	$568,036	$414,340	$110,131	$35,485	$—	$10,953		$63,693
Adjusted gross profit %	56.2%
Amortization(9)	$6,000	(27,133)	33,133	(13,943)	—	11,394		35,682
As adjusted		$387,207	$143,264	$21,542	$—	$22,347	18.4%	$99,375		$—	$99,375
% of sales		38.3%	14.2%
Adjusted diluted EPS											$3.21

Shares									29,162	3,054	32,216
Convertible note hedges(10)											(1,273)
Adjusted diluted shares											30,943

(1) In 2022, the Company incurred inventory step-up adjustments associated with the acquisition of In2Bones Global, Inc. and consulting fees, legal fees and other integration related costs associated with the acquisitions of In2Bones Global, Inc. and Biorez, Inc.

(2) In 2022, the Company incurred costs related to the settlement of litigation.

(3)  In 2022, the Company incurred consulting fees related to an operational cost improvement initiative and severance related to the elimination of certain positions. In 2021, the Company incurred restructuring costs related to restructuring of our sales force.

(4) In 2022, the Company incurred incremental freight, professional fees and other costs related to the implementation of a warehouse management software.

(5) In 2022, the Company incurred expense related to the fair value adjustment of contingent consideration.

(6) In 2022, the Company incurred costs related to the conversion premium on the repurchase and extinguishment of $275.0 million of its 2.625% Convertible Notes.

(7) In 2022, the Company incurred costs related to the settlement of convertible notes hedge transactions associated with the repurchase and extinguishment of $275.0 million of its 2.625% Convertible Notes.

(8) In 2022, the Company incurred costs related to the write-off of deferred financing fees associated with the repurchase and extinguishment of $275.0 million of its 2.625% Convertible Notes and term loan paydown. In 2021, the Company incurred costs related to a loss on early extinguishment and third-party fees associated with the seventh amended and restated senior credit agreement.

(9) Includes amortization of intangible assets, deferred financing fees and debt discount.

(10) Non-GAAP adjusted dilutive weighted average shares outstanding exclude dilution that is expected to be offset by the Company’s convertible notes hedge transactions.

(11) The Company adopted ASU 2020-06, effective January 1, 2022. As a result of the adoption, the Company is required to compute diluted EPS using the if-converted method. Under the if-converted method, the numerator is adjusted for interest expense applicable to its convertible notes (net of tax) and the denominator includes additional common shares assuming conversion premium and principal portion of the notes (when permitted or required) are settled in shares.  Subsequent to June 6, 2022, the Company is required to settle the principal value of its convertible notes in cash.  Adjustments in 2022 are applicable on a non-GAAP basis only since GAAP results are in a loss position and therefore exclude dilutive potential shares.

Reconciliation of Reported Net Income (Loss) to EBITDA & Adjusted EBITDA

(in thousands, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021

Net income (loss)	$26,584	$24,444	$(80,582)	$62,542
Provision (benefit) for income taxes	(37,122)	5,203	9,720	10,563
Interest expense	9,443	7,569	28,905	35,485
Depreciation	4,026	3,975	16,055	16,494
Amortization	13,709	13,502	53,464	54,249
EBITDA	$16,640	$54,693	$27,562	$179,333

Stock based compensation	5,758	4,332	21,729	16,335
Acquisition and integration costs	5,853	—	14,603	—
Legal matters	—	—	775	—
Restructuring and related costs	2,741	—	2,741	414
Software implementation costs	6,769	—	6,769	—
Contingent consideration fair value adjustment	2,518	—	2,518	—
Convertible notes premium on extinguishment	—	—	103,125	—
Change in fair value of convertible notes hedges upon settlement	—	—	5,460	—
Loss on early extinguishment of debt	—	—	3,426	1,127
Adjusted EBITDA	$40,279	$59,025	$188,708	$197,209

EBITDA Margin
EBITDA	6.6%	20.0%	2.6%	17.7%
Adjusted EBITDA	16.1%	21.5%	18.1%	19.5%

About CONMED Corporation

CONMED is a medical technology company that provides surgical devices and equipment for minimally invasive procedures. The Company’s products are used by surgeons and physicians in a variety of specialties, including orthopedics, general surgery, gynecology, thoracic surgery, and gastroenterology. For more information, visit www.conmed.com.

Forward-Looking Statements

This press release and the associated conference call may contain forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. For example, in addition to general industry and economic conditions, factors that could cause actual results to differ materially from those in the forward-looking statements may include, but are not limited to, the risks posed to the Company’s business, financial condition, and results of operations by the COVID-19 global pandemic and the various government responses to the pandemic, including deferral of surgeries, reductions in hospital and ambulatory surgery center operating volumes, disruption to potential supply chain reliability; any assumptions underlying any of the foregoing as well as the risk factors discussed in the Company's Annual Report on Form 10-K for the full year ended December 31, 2021, listed under the heading Forward-Looking Statements in the Company’s most recently filed Form 10-Q and other risks and uncertainties which may be detailed from time to time in reports filed by CONMED with the SEC, including the risks associated with the timing and costs related to the software implementation as further described in the risk factors listed in the Current Report filed on Form 8-K on November 15, 2022. Any and all forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct.

Supplemental Information - Reconciliation of GAAP to Non-GAAP Financial Measures

The Company supplements the reporting of its financial information determined under generally accepted accounting principles in the United States (GAAP) with certain non-GAAP financial measures, including percentage sales growth in constant currency; adjusted gross profit; cost of sales excluding specified items; adjusted selling and administrative expenses; adjusted operating income; adjusted interest expense; adjusted other expense; adjusted income tax expense (benefit); adjusted effective income tax rate; adjusted net income, adjusted diluted shares and adjusted diluted net earnings per share (EPS). The Company believes that these non-GAAP measures provide meaningful information to assist investors and shareholders in understanding its financial results and assessing its prospects for future performance. Management believes percentage sales growth in constant currency and the other adjusted measures described above are important indicators of its operations because they exclude items that may not be indicative of, or are unrelated to, its core operating results and provide a baseline for analyzing trends in the Company’s underlying business. Further, the presentation of EBITDA is a non-GAAP measurement that management considers useful for measuring aspects of the Company’s cash flow. Management uses these non-GAAP financial measures for reviewing the operating results and analyzing potential future business trends in connection with its budget process and bases certain management incentive compensation on these non-GAAP financial measures.

Net sales on a constant currency basis is a non-GAAP measure. The Company analyzes net sales on a constant currency basis to better measure the comparability of results between periods. To measure percentage sales growth in constant currency, the Company removes the impact of changes in foreign currency exchange rates that affect the comparability and trend of net sales. To measure earnings performance on a consistent and comparable basis, the Company excludes certain items that affect the comparability of operating results and the trend of earnings. These adjustments are irregular in timing, may not be indicative of past and future performance and are therefore excluded to allow investors to better understand underlying operating trends.

Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported sales growth, gross profit, cost of sales, selling and administrative expenses, operating income (loss), interest expense, other expense, income tax expense (benefit), effective income tax rate, net income (loss), diluted shares and diluted net earnings (loss) per share, the most directly comparable GAAP financial measures. These non-GAAP financial measures are an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures above, provide a more complete understanding of the business. The Company strongly encourages investors and shareholders to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure.

We are unable to present a quantitative reconciliation of our expected diluted net earnings per share to expected adjusted diluted net earnings per share as we are unable to predict with reasonable certainty and without unreasonable effort the impact and timing of acquisition, integration and other charges. The financial impact of these items is uncertain and is dependent on various factors, including timing, and could be material to our consolidated condensed statements of income (loss).